                                        Exhibit 99.1

May 2009 Investor Presentation
Presented by:
Jamie L. Buskill
Senior Vice President & Chief Financial Officer

2
Forward-looking statements disclosure
NYSE:BWP
Statements made at this conference or in the materials distributed in conjunction with this conference that contain "forward-looking statements" include, but are not limited to, statements using the words “believe”,
“expect”, “plan”, “intend”, “anticipate”, “estimate”, “project”, “should” and similar expressions, as well as other statements concerning our future plans, objectives, and expected performance, including statements with respect to the completion, cost, timing and financial performance of expansion projects. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected.
Forward-looking statements speak only as of the date they are made, and the company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein or made at this conference to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Important risk factors that could cause our actual results to differ from those expressed in the forward-
looking statements contained in this presentation or discussed at this conference are discussed in detail in our Annual Report on Form 10-K for the year ended December 31, 2008 and other filings made by us with the Securities and Exchange Commission, copies of which may be accessed from our website at
www.bwpmlp.com or from the SEC’s website at www.sec.gov. Given the risk factors discussed in these documents, investors and analysts should not place undue reliance on forward-looking statements.
Non-GAAP Financial Measures
EBITDA is used as a supplemental financial measure by Boardwalk's management and by external users of
Boardwalk's financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess Boardwalk’s operating and financial performance, ability to generate cash and return on invested capital as compared to those of other companies in the natural gas transportation, gathering and storage business. EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). EBITDA is not necessarily comparable to a similarly titled measure of another company. The tables on pages 25 and 26 present a reconciliation of Boardwalk’s
EBITDA to net income, the most directly comparable GAAP financial measure, for each of the periods presented.

Investment Highlights

▪ Pipelines access prolific
 unconventional supply
 reserves and conventional
 producing basins and deliver
 to diversified markets
▪ Expanded footprint provides
 opportunities for future
 growth projects
▪ Strong stable cash flow
 backed by long-term firm
 contracts with high quality
 customers
▪ Well-capitalized and
 committed financial sponsor

4
Boardwalk’s System
4

Boardwalk Overview
Complementary Interstate Pipelines
▪ Gulf Crossing Pipeline, Gulf South Pipeline, Texas Gas Transmission
▪ ~14,200 miles of operational pipeline
▪ 72 compressor stations
11 Underground Storage Facilities
▪ ~ 160 Bcf working gas capacity expanding by an additional 3 Bcf with the completion of Phase III of the Western Kentucky Storage Expansion Project
Major Expansions Transporting Natural Gas
▪ East Texas to Mississippi Expansion
▪ Southeast Expansion
▪ Gulf Crossing Pipeline
▪ Fayetteville & Greenville Laterals
Since the Beginning of 2007, Boardwalk Has Placed In-Service:
▪ ~710 miles of 42” pipeline
▪ ~260 miles of 36” pipeline
▪ 12 compressor stations

Access to Diversified Supply Sources
Canadian Imports
&
Rockies Gas
6
6

Conventional
Production
Midcontinent

Access to Diversified Supply Sources
▪ Access to unconventional supply sources with significant reserves
▪ Access to conventional supply sources throughout Gulf Coast and
 Offshore Gulf of Mexico regions
▪ Direct and/or indirect access to Gulf Coast LNG terminals
Barnett, Caney Woodford, Fayetteville and Haynesville Shales
Barnett
Shale
Haynesville
Shale
Fayetteville
Shale
Caney
Woodford
Shale
Average Annual 2008 Production
~5.3 Bcf/d or ~ 2 Tcf per year
Source: Boardwalk internal analysis of producers’ publicly
available information

Total technically recoverable reserves
for these plays has been estimated at
approximately 350 Tcf
Source: Compilation of independent producer estimates per the
July 2008 American Clean Skies Foundation Report prepared by
Navigant Consulting

8
Delivery to Diversified Markets

Texas Eastern
Transco
Tennessee
Dominion
Columbia Gas
Midwestern
ANR
MRT
Columbia Gulf
Trunkline
NGPL
Destin
FGT
Gulfstream
SESH
SONAT
PIPELINE INTERCONNECTS

9
Delivery to Diversified Markets

Over 300 LDC delivery locations
Including locations for:
▪ Atmos Energy Corp.
▪ CenterPoint Energy Resources
▪ Louisville Gas and Electric Co.
▪ Memphis Light Gas & Water
▪ Vectren Corporation
LOCAL DISTRIBUTION COMPANIES

10
Delivery to Diversified Markets

Delivers to over 30 Power Plants
Including plants owned by:
▪ American Electric Power (AEP)
▪ Entergy Corporation
▪ Kentucky Utilities
▪ Southern Companies
▪ Tennessee Valley Authority (TVA)
POWER PLANTS

11
Delivery to Diversified Markets

Delivers to ~140 Industrial Delivery Locations
Including locations for the following companies:
▪ Air Products & Chemicals Inc.
▪ Occidental Chemical Corporation
▪ PPG Industries
▪ Shell Chemical
▪ Valero Energy Corp
INDUSTRIALS
East Side
Baton Rouge
New Orleans
Lake
Charles
MAJOR INDUSTRIAL CORRIDORS

Diversified Customer Base

2008 Revenues
by Delivery Type

▪ Business model of interstate pipelines is relatively stable
 ▪ Majority of revenues are under firm contracts
 ▪ Capacity reservation charges are received monthly
 regardless of utilization
▪ Boardwalk expansions increase this stability
Stable Revenues

Expansion Update

▪ All pipeline expansions were placed in service and transporting natural gas as of the first quarter 2009
▪ Completed the Little Red River drill and have pulled the 36” pipe under the river; we are now working to tie in the new 36” pipe with the existing Fayetteville system
▪ Assessing and remediating start-up issues associated with
 obtaining PHMSA special permits
▪ In the process of adding compression to expand the capacity on
 Gulf Crossing, Fayetteville Lateral, and Greenville Lateral with a
 2010 anticipated completion date; the Gulf Crossing compression remains subject to FERC approval
Expansion Project Update

Pipe Anomaly Update
▪ Boardwalk was in the process of seeking authority from PHMSA to operate new expansion pipelines at higher operating pressures under special permits
▪ As a result of the permitting process, anomalies (slight expansions of the pipe) were discovered in certain pipe segments; the anomalies identified to date represent less than 1% of the total joints tested
▪ As a result of the anomalies operating pressures have been reduced on expansion pipelines, lowering transportation revenues; in 2009 we expect to temporarily shut down each expansion pipeline for remediation, further reducing revenues
▪ Tested significant portion of expansion pipeline joints -- continuing to test remaining segments
▪ Boardwalk and PHMSA have signed special permit modification agreement outlining steps to be taken, including:
 ▪  Replacing joints of pipe with anomalies over 0.25 inch for 42” pipe
 ▪  Continuing to test expansion pipelines
 ▪  Establishing longer term monitoring and assessment plans
▪ Boardwalk will continue to operate at reduced pressures until pipe anomalies are remediated, additional testing is completed and permission is obtained from PHMSA to increase operating pressures, which could have a material adverse affect on
 Boardwalk. PHMSA retains discretion as to whether to grant, or to maintain in force, authority to operate a pipeline at higher operating pressures. Please refer to
 Boardwalk’s Form 10-K and 10-Q reports for a more detailed discussion of this matter and the risks posed to Boardwalk.

Expansion Project Cost Update

($ in millions)

Western Kentucky Storage Expansion Phase III
KENTUCKY
Texas Gas Transmission
Texas Gas Storage Field

▪ Signed agreements for 0.4 Bcf per day in the first quarter 2009
▪ Project will consist of adding compression facilities to the Gulf
 South system, subject to FERC approval
▪ Estimated cost up to $200 million
▪ Expected in service date of late 2010
▪ Weighted-average contract life in excess of 11 years
19
Haynesville Expansion

Gulf Crossing Pipeline
Gulf South Pipeline
Texas Gas Transmission
Gulf South Storage Field

Financial Overview

Recent Financial Performance

2006
2007
2005
2008
1Q 2008
1Q 2009
Financial Performance Comparison
$349.8
$607.6
$643.2
2006
2007
$560.5
2005
$289.0
2008
$784.8
$474.6
1Q 2008
1Q 2009
$197.3
$223.4
$133.8
$125.2
1Q09 Key Drivers
▪ Higher transportation revenues
 associated with expansion projects
▪ Revenues were $12MM lower than
 anticipated due to operating expansion
 pipelines at reduced pressures following
 discovery of anomalies in certain joints
 of pipe
▪ Increased storage revenues from Phase
 III of the Western Kentucky Storage
 Expansion
▪ Higher parking and lending revenues
 due to favorable natural gas price
 spreads
▪ 2008 was favorably impacted by $14MM
 of gains related to a contract settlement
 and derivatives associated with the
 purchase of natural gas for the
 expansion projects

Capitalization as of March 31, 2009

▪ On May 1, 2009, BWP entered into a $200 million subordinated loan agreement with Loews. $100 million has been drawn to date.

72% L.P. interest*
2% G.P. interest
26% L.P. interest
Corporate Structure

100%
100%
100%
Loews Corporation
Subsidiary
Boardwalk Pipeline Partners, LP
NYSE: BWP
Public Unitholders
Gulf Crossing
Pipeline LLC
(Gulf Crossing)
Gulf South Pipeline
Company, LP
(Gulf South)
Texas Gas
Transmission, LLC
(Texas Gas)
Partners’ Capital	Unit Type
154.9 million units	Common Units
22.9 million units	Class B Units
*Pro Forma conversion of Class B Units and excludes incentive distribution rights
Boardwalk Pipelines, LP
100%

Distribution Growth
24
(a) Represents cash distributions related to the quarter and declared and paid to unitholders within 60 days after quarter end.
(b) For the period from November 15, 2005, through December 31, 2005, reflecting a quarterly distribution rate of $0.35 per unit.

Quarterly EBITDA Reconciliation
Non-GAAP Financial Measures
EBITDA is used as a supplemental financial measure by Boardwalk's management and by external users of Boardwalk's financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess Boardwalk’s operating and financial performance, ability to generate cash and return on invested capital as compared to those of other companies in the natural gas transportation, gathering and storage business. EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).
EBITDA is not necessarily comparable to a similarly titled measure of another company. The following table presents a reconciliation of Boardwalk’s EBITDA to net income, the most directly comparable
GAAP financial measure, for each of the periods presented below.

($ in millions)

Annual EBITDA Reconciliation
Non-GAAP Financial Measures
EBITDA is used as a supplemental financial measure by Boardwalk's management and by external users of Boardwalk's financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess Boardwalk’s operating and financial performance, ability to generate cash and return on invested capital as compared to those of other companies in the natural gas transportation, gathering and storage business. EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).
EBITDA is not necessarily comparable to a similarly titled measure of another company. The following table presents a reconciliation of Boardwalk’s EBITDA to net income, the most directly comparable
GAAP financial measure, for each of the periods presented below.

($ in millions)

May 2009 Investor Presentation
Presented by:
Jamie L. Buskill
Senior Vice President & Chief Financial Officer